Third-Quarter Fiscal 2018 Earnings July 31, 2018 / efficacy usability allure integrity profitability

Forward-Looking Statements This news release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. Ashland has identified some of these forward-looking statements with words such as “anticipates,” “believes,” “expects,” “estimates,” “is likely,” “predicts,” “projects,” “forecasts,” “objectives,” “may,” “will,” “should,” “plans” and “intends” and the negative of these words or other comparable terminology. Ashland may from time to time make forward-looking statements in its annual reports, quarterly reports and other filings with the SEC, news releases and other written and oral communications. These forward-looking statements are based on Ashland’s expectations and assumptions, as of the date such statements are made, regarding Ashland’s future operating performance and financial condition, as well as the economy and other future events or circumstances. Ashland’s expectations and assumptions include, without limitation, internal forecasts and analyses of current and future market conditions and trends, management plans and strategies, operating efficiencies and economic conditions (such as prices, supply and demand, cost of raw materials, and the ability to recover raw-material cost increases through price increases), and risks and uncertainties associated with the following: the program to eliminate certain existing corporate and Specialty Ingredients expenses (including the possibility that such cost eliminations may not occur or may take longer to implement than anticipated), the expected divestiture of its Composites segment and the butanediol (BDO) manufacturing facility in Marl, Germany, and related merchant Intermediates and Solvents (I&S) products (including, in each case, the possibility that a transaction may not occur or that, if a transaction does occur, Ashland may not realize the anticipated benefits from such transaction), the impact of acquisitions and/or divestitures Ashland has made or may make, including the acquisition of Pharmachem (including the possibility that Ashland may not realize the anticipated benefits from such transactions); Ashland’s substantial indebtedness (including the possibility that such indebtedness and related restrictive covenants may adversely affect Ashland’s future cash flows, results of operations, financial condition and its ability to repay debt); Ashland’s ability to generate sufficient cash to finance its stock repurchase plans; the potential that Ashland does not realize all of the expected benefits of the separation of its Valvoline business; the potential that the Tax Cuts and Jobs Act enacted on December 22, 2017, will have a negative impact on Ashland’s financial results; and severe weather, natural disasters, cyber events and legal proceedings and claims (including product recalls, environmental and asbestos matters). Various risks and uncertainties may cause actual results to differ materially from those stated, projected or implied by any forward-looking statements, including, without limitation, risks and uncertainties affecting Ashland that are described in Ashland’s most recent Form 10-K (including Item 1A Risk Factors) filed with the SEC, which is available on Ashland’s website at http://investor.Ashland.com or on the SEC’s website at http://www.sec.gov. Ashland believes its expectations and assumptions are reasonable, but there can be no assurance that the expectations reflected herein will be achieved. Unless legally required, Ashland undertakes no obligation to update any forward-looking statements made in this news release whether as a result of new information, future events or otherwise. Regulation G: Adjusted Results The information presented herein regarding certain unaudited adjusted results does not conform to generally accepted accounting principles in the United States (U.S. GAAP) and should not be construed as an alternative to the reported results determined in accordance with U.S. GAAP. Ashland has included this non-GAAP information to assist in understanding the operating performance of the company and its reportable segments. The non-GAAP information provided may not be consistent with the methodologies used by other companies. All non-GAAP information related to previous Ashland filings with the SEC has been reconciled with reported U.S. GAAP results. Although Ashland provides forward-looking guidance for adjusted EBITDA, free cash flow and adjusted diluted earnings per share, Ashland is not reaffirming or providing forward-looking guidance for U.S. GAAP-reported financial measures or a reconciliation of forward-looking non-GAAP financial measures to the most directly comparable U.S. GAAP measure. Such reconciliations have not been included because Ashland is unable, without unreasonable efforts, to estimate and quantify the most directly comparable U.S. GAAP components, largely because predicting future operating results is subject to many factors not in Ashland’s control and not readily predictable and that are not part of Ashland’s routine operating activities, including various domestic and international economic, political, legislative, regulatory and legal factors.

Third Quarter Summary

Ashland Global Holdings Inc. Adjusted Results Summary1 Highlights Sales up 12% including 3 percentage points (ppts) from acquisitions/divestitures and 3 ppts from currency Reported net income was $36 million, compared to a loss of $30 million last year; income from continuing operations was $36 million or $0.56 per diluted share2 EBITDA increased to $189 million vs. $161 million prior year EPS increased to $1.13 vs. $0.83 prior year Excluding intangible amortization, EPS would have been $0.29 greater Key Drivers Sales and EBITDA growth for all three operating segments Selling, general & administrative (SG&A) expense as % of sales down 50 basis points (bps) 14% effective tax rate Ashland’s earnings release dated July 31, 2018, available on Ashland’s website at http://investor.ashland.com, reconciles adjusted amounts to amounts reported under GAAP. Unless otherwise noted, earnings are reported on a diluted share basis.

Specialty Ingredients Adjusted Results Summary1 Highlights Sales up 8% including 1 ppt from acquisitions/divestitures and 2 ppts from currency Gross profit margin increased to 34.9% EBITDA increased to $155 million, an 18 percent increase versus prior year EBITDA margin increased 210 bps to 24.3% Key Drivers Top-line growth from volume/mix gains driven by strong volumes and focus on enhanced mix of our innovative, differentiated products Price vs. raw material cost gap again improved sequentially SG&A as % of sales down 70 bps due to continued cost discipline Pharmachem contributed over $16 million of EBITDA before corporate allocations Ashland‘s earnings release dated July 31, 2018, available on Ashland's website at http://investor.ashland.com, reconciles adjusted amounts to amounts reported under GAAP.

Specialty Ingredients Sales Trends by End Market End Market Commentary Strong organic sales growth Continued robust growth in Personal care biofunctional ingredients, including new products for enhanced skin care applications Strong progress in qualifying recently added cellulosic excipient capacity contributing to double-digit growth in Pharma Continued Adhesives price recovery and product mix improvements Targeted volume growth in Coatings Significant margin expansion within Pharmachem Currency contributed 2 percentage points to sales growth during the third quarter2 Performance Specialties Average USD / EUR of $1.19 in current quarter compared to $1.10 in prior-year period.

Composites Adjusted Results Summary1 Ashland‘s earnings release dated July 31, 2018, available on Ashland's website at http://investor.ashland.com, reconciles adjusted amounts to amounts reported under GAAP. Highlights Sales up 20% including 7 ppts from acquisitions and 2 ppts from currency EBITDA increased to $28 million Key Drivers Sales growth in all regions Another quarter of pricing in excess of raw-material cost inflation SG&A up primarily due to reallocation of corporate costs

Intermediates & Solvents Adjusted Results Summary1 Ashland‘s earnings release dated July 31, 2018, available on Ashland's website at http://investor.ashland.com, reconciles adjusted amounts to amounts reported under GAAP. Highlights Sales up 19% EBITDA increased to $17 million EBITDA margin increased to 20.5% Key Drivers Strong execution of price increases for the 8th consecutive quarter drove expanded margins versus prior year Global demand for butanediol (BDO) and derivatives remains healthy

Outlook Summary

Ashland Global Holdings Inc. LTM 6/30/18 SG&A Profile1 Cost reduction progress tracking Specialty Ingredients: reduction versus total SG&A expense of $521 million Stranded: quarterly call out of stranded costs (reduction of current run rate of $70 million) SG&A Expense categories (as per above table) Business direct includes all sales and marketing, supply chain, operations, research and development, and technical service costs pertaining to each operating segment Distributed costs include all support functions such as finance, information technology, human resources, legal, real estate costs, etc. Costs are distributed pro-rata based upon operating segment sales Legacy / unallocated costs include legacy environmental and other miscellaneous corporate costs Amortization represents intangible amortization expense resulting from past acquisitions Last twelve months (LTM) ended June 30, 2018. LTM sales of $3,667 million.

Ashland Global Holdings Inc.

Cost Reduction Targets

$120 million cost savings components



Campuses
Labs
Manufacturing facilities 1
Third party
Transfer with sale
Direct headcount
Resource group headcount

Expected Timing

- ~$20 million run rate by 9/30/18
- ~$50 million run rate by 12/31/18
- ~$60 - $70 million realized savings in FY2019
- ~$20 million realized savings in Specialty Ingredients in FY2019
- ~$120 million run rate by 12/31/19

$50 million Specialty Ingredients reduction

$70 million of transferred / stranded costs

- $50 million reduction for Specialty Ingredients represents nearly 20% of segment business direct costs and ~200 bps of Adjusted EBITDA margin improvement
- $70 million reduction related to Composites and Marl represents nearly 25% of total distributed costs and will not directly impact Specialty Ingredients' margins but instead offset stranded costs

1 Manufacturing facilities cost reductions will appear as a reduction to cost of goods sold.

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Highlights Increasing adjusted EPS to $3.50 - $3.60 reflecting strong Q3 results and Q4 outlook Narrowing adjusted EBITDA outlooks for Specialty Ingredients, Composites and I&S Mid point of Specialty Ingredients’ adjusted EBITDA outlook remains unchanged since the beginning of FY2018 Ashland Global Holdings Inc. Fiscal Year 2018 Outlook Definition of free cash flow: operating cash flow less capital expenditures and other items Ashland has deemed non-operational (if applicable). Prior Outlook and Updated Outlook include approximately $50 million of separation and restructuring-related costs.

Highlights Expect Q4 adjusted EPS in the range of $0.90 - $1.00 vs. $0.78 prior year Outlook assumes effective tax rate of 19% vs. 6% prior year Key Drivers Continued strong year-over-year sales and EBITDA growth in Specialty Ingredients Composites and I&S contribution consistent with recent results Expected divestiture of Composites and Marl BDO facility remains on track; continue to anticipate signing a definitive agreement by 2018 calendar year end Ashland Global Holdings Inc. Fourth-Quarter Fiscal 2018 Outlook

Appendix A: Key Items and Balance Sheet

Third Fiscal Quarter – Continuing Operations Key Items Affecting Income

Liquidity and Net Debt ($ in millions)

Appendix B: Business Profiles 12 Months Ended June 30, 2018

Corporate Profile By business unit By geography 1For 12 months ended June 30, 2018. 2Ashland includes only U.S. and Canada in its North America designation. North America2 40% Asia Pacific 17% Latin America/ Other - 8% Europe 35% Specialty Ingredients 66% Intermediates and Solvents 9% Composites 25% Sales1 - $3.7 Billion

Corporate Profile For 12 months ended June 30, 2018. See Appendix C for reconciliation to amounts reported under GAAP. NYSE Ticker Symbol: ASH Total Employees: ~6,500 Outside North America ~50% Number of Countries in Which Ashland Has Sales: More than 100 Specialty Ingredients 78% Intermediates and Solvents 8% Adjusted EBITDA1 - $665 Million

Specialty Ingredients Sales by Market2 For 12 Months Ended June 30, 2018 Sales: $2.4 billion Adjusted EBITDA: $554 million1 Adjusted EBITDA Margin: 22.8%1 Sales by Product Cellulosics 33% PVP 17% Adhesives 14% North America 41% Asia Pacific 18% Europe 32% Latin America/ Other – 9% Actives – 6% Vinyl Ethers 6% Sales by Geography3 A global leader of cellulose ethers, vinyl pyrrolidones and biofunctionals Pharmachem3 10% Pharmachem3 10% 1 See Appendix C for reconciliation to amounts reported under GAAP. 2 Within the Sales by Market chart above, Industrial Specialties are presented in green and Consumer Specialties are presented in blue. 3 Ashland completed the acquisition of Pharmachem on May 17, 2017.

Composites Sales by Geography For 12 Months Ended June 30, 2018 Sales: $925 million Adjusted EBITDA: $99 million1 Adjusted EBITDA Margin: 10.7%1 Sales by Product UPR/VER2 84% Gel coats and other 16% Construction: Residential 18% Marine 22% Construction: Industrial 40% Sales by Market North America 45% Asia Pacific – 14% Europe 34% Latin America/ Other 7% Transportation 12% Construction: Infrastructure 8% 1 See Appendix C for reconciliation to amounts reported under GAAP. 2 UPR stands for unsaturated polyester resins and VER stands for vinyl ester resins. A global leader in unsaturated polyester resins, vinyl ester resins and gel coats

Intermediates and Solvents Sales by Geography For 12 Months Ended June 30, 2018 Sales: $310 million Adjusted EBITDA: $55 million1 Adjusted EBITDA Margin: 17.7%1 Sales by Product Butanediol 43% Derivatives 57% General Industrial 28% Plastics/ Polymers 35% Sales by Application North America 21% Asia Pacific 16% Europe 60% Latin America/ Other 3% 1 See Appendix C for reconciliation to amounts reported under GAAP. A global leader in butanediol and related derivatives Pharma 15% Agriculture 5%

Appendix C: Non-GAAP Reconciliation1 Although Ashland provides forward looking guidance for adjusted EBITDA in this presentation, Ashland is not reaffirming or providing forward-looking guidance for U.S. GAAP reported financial measures or a reconciliation of forward-looking non-GAAP financial measures to the most directly comparable U.S. GAAP measure because it is unable to predict with reasonable certainty the ultimate outcome of certain significant items without unreasonable effort.

Ashland Global Holdings Inc. and Consolidated Subsidiaries Reconciliation of Non-GAAP Data for 12 Months Ended June 30, 2018 North America2 __% Asia Pacific __% Latin America/ Other - _% Europe __% Ashland Specialty Ingredients __% Ashland Performance Materials __% Valvoline __% 1Quarterly totals may not sum to actual results due to quarterly rounding conventions. Calculation of adjusted EBITDA for each quarter has been reconciled within certain financial filings with the SEC and posted on Ashland's website for each reportable segment.

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